SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 5, 2004

                              XYBERNAUT CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


        Delaware                          0-15086                 54-1799851
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(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                    Identification No.)


      12701 Fair Lakes Circle,
         Fairfax,  Virginia                                        22033
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(Address of Principal Executive Offices)                         (Zip Code)


(Registrant's telephone number, including area code): (703) 631-6925



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.    Financial Statements and Exhibits.
           ---------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     Exhibit No.    Description
     -----------    -----------

     99.1           Press Release of Xybernaut Corporation dated August 5, 2004.



Item 12.   Results of Operations and Financial Condition.
           ---------------------------------------------

         On August 5, 2004, Xybernaut Corporation (the "Company") issued a press release announcing results for its fiscal quarter ended June 30, 2004.

         A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 5, 2004                     XYBERNAUT CORPORATION


                                            By: /s/Thomas D. Davis
                                                --------------------------
                                                 Thomas D. Davis
                                                 Senior Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX


     Exhibit No.    Description
     -----------    -----------

     99.1           Press Release of Xybernaut Corporation dated August 5, 2004.